(LOGO)

Invests primarily in equity securities of Australian companies listed on The Australian Stock Exchange.


   Aberdeen
Australia Equity
  Fund, Inc.

Semi-Annual Report
  April 30, 2001

Highlights

- Cash distribution rate of 13.3% p.a. based on a share price of $5.66 as of April 30, 2001.
- Narrowing of the discount to NAV to 12.9%.


All amounts are U.S. dollars unless otherwise stated.

2 Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders

                                       June 15, 2001
Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (formerly known as The First Australia Fund, Inc.) (the "Fund") for the six months ended April 30, 2001. Included in this report is a review of the Australian economy and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

Quarterly distribution rate
For the 12 months ended April 30, 2001, the Fund paid a total of 75 cents per share, which equates to an annualized cash distribution rate of 13.3%, based upon the share price of $5.66 as of April 30, 2001. The cash distribution for the current quarter of 17 cents per share was paid on April 12, 2001.

Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit. The Fund makes quarterly distributions at an annual rate of not less than 9% of the rolling average of the Fund's prior four quarter-end Net Asset Values ("NAV"). On June 13, 2001, the Board of Directors declared a quarterly distribution of 16.25 cents per share. Consistent with the Fund's distribution policy, the Board of Directors intends to review the distribution policy at its next regularly scheduled meeting in September 2001.

Net Asset Value Performance
For the six months ended April 30, 2001, the Fund's NAV return was 0.64% after expenses (assuming reinvestment of distributions) compared with a 2.1% increase, in US dollar terms, in the Benchmark (S&P/ASX 200 Accumulation Index). In
Australian dollar terms, the Fund's NAV increased by 2.7%, compared with a rise of 4.0% in the Benchmark. The Australian dollar depreciated slightly over the six-month period, to close at US$0.51.
                               Aberdeen Australia Equity Fund, Inc. 3

Share Price Performance
The Fund's share price fell over the six months, from $5.88 on October 31, 2000 to $5.66 on April 30, 2001. The discount to the NAV of $6.50 on April 30, 2001 has narrowed over the six months, to 12.9%.

Shareholders Elect Directors
At the Annual Meeting of Shareholders, Mr. Anthony E. Aaronson,
Mr. Neville J. Miles, Mr. Peter D. Sacks and Mr. John T. Sheehy were elected by the holders of the Fund's common stock as Class
I Directors to serve for a three-year term.

Buy-Back Program
On March 19, 2001, the Fund announced the approval of a buy-back program. Purchases of shares under this program commenced on June 6, 2001, and as of the date of this Report, 27,200 shares have been repurchased.

For information about the Fund, including weekly updates of
share prices, NAV and details of recent distributions, please contact Aberdeen Asset Management, Investor Relations by:

- calling toll free 1-800-522-5465 in the United States,
- emailing to InvestorRelations@aberdeen-asset.com, or
- visiting the website at www.aberdeen-asset.com/usa

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,


Hugh Young
Chairman and President

4 Aberdeen Australia Equity Fund, Inc.

Your Board's policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the US dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31.

However, under the U.S. Investment Company Act of 1940, the
Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2000, including the distribution paid on April 12, 2001, are made up of 41% net investment income and 59% return of paid-in capital.

This estimated distribution composition will vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and on fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2002, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.
                                5 Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, State Street Bank & Trust Company (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares.

As a participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact State
Street Bank & Trust Company, P.O. Box 8200, Boston MA 02266 or toll free at 1-800-451-6788.

6 Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager

Investment Strategy
During the six months ended April 30, 2001, the Fund invested some of the cash that it had accumulated over the quarter ended January 31, 2001 and took profits on some of its investments as they reached target valuations. With the global economy showing signs of slowing, the Fund decreased its exposure to the Resources sector during January.

As of April 30, 2001, the Fund has increased its holdings of Industrial Equities. The Manager believes that the industrial stocks held in the portfolio will continue to represent high growth prospects and consistent dividend income. In the current economic environment, the Manager believes that defensive stocks provide the potential source of outperforming the Benchmark.

Portfolio Composition
The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. On April
30, 2001, the Fund held 83% of its net assets in industrial stocks, 15% in resource stocks, and 2% in cash.


       (GRAPH)


Distribution Policy
For the twelve months ended April 30, 2001, a total of 75 cents per share was paid to shareholders. This equates to an annualized cash distribution rate of 13.3%, based on the share price of $5.66 at April 30, 2001.
                                    7 Aberdeen Australia Equity Fund, Inc.
Selected Equity Holdings

The following notes highlight the Fund's top ten holdings at April 30, 2001.

11.7% of net assets
News Corporation Ltd is a leading media company with worldwide operations covering print and film media; broadcast, cable and satellite TV; and book, newspaper and magazine publishing. It produces film and television entertainment through the Fox brand name and also has significant interests in several major broadcast platforms such as B-Sky-B in the UK and the Fox TV network in the US. News Corporation intends to restructure it global satellite platforms into one umbrella entity, Sky Global Networks, Inc; an initial public offering has been delayed until stock markets stabilize. The Company has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce financial risk and expand its global market presence.

The Manager intends to maintain an index weighting in the stock.

8.3% of net assets
National Australia Bank Ltd is Australia's largest full service banking group, with significant operations in Australia, New Zealand, the UK and the US. NAB has grown its international retail banking presence through acquisitions while maintaining market leadership in Australia. As a further expansion measure, the Bank has acquired the financial services of Lend Lease Corporation and launched O2-E as its eCommerce subsidiary. NAB's offshore activities include the purchase of HomeSide Lending, one of the world's largest specialist mortgage companies. The bank reported a net profit for the fiscal year ended September 30, 2000 of A$3.4 billion, up 20% from the previous fiscal year.

The Manager intends to maintain an overweight position in the stock.

8.0% of net assets
BHP Ltd is one of the world's largest mining companies with operations throughout the world. Its main areas of operation are oil in Australia, the Gulf of Mexico and UK; global copper production, iron ore mining and processing in Australia and South America; coal mining in Australia and steel production in Australia. Its spin-off company, OneSteel Ltd, listed in Australia in October 2000, has reduced BHP's steel business to a concentration in flat products. In May 2001,

8 Aberdeen Australia Equity Fund, Inc.

BHP shareholders approved a proposed merger with Billiton PLC. The merger is expected to proceed, subject to the satisfaction of outstanding regulatory conditions. BHP made a net equity profit of A$1.42 billion for the six months ended December 31, 2000, up 17.9% as compared to the corresponding period in the previous year.

The Manager intends to maintain an overweight position in the stock.

7.2% of net assets
Australia & New Zealand Banking Group Ltd is Australia's fourth largest banking group, offering retail and wholesale banking services in Australia, New Zealand and Asia. It operates across 43 countries, specializing in trade and project finance. A new strategy adopted by the company intends to move to a portfolio-based approach to growing the business. This will permit management to focus on its key businesses and embrace new technology with a strong customer focus. ANZ reported a net profit for the first half of the 2000/2001 fiscal year of A$895 million, up 10% from the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

6.5% of net assets
Westpac Banking Corporation is the second largest banking group in Australia, offering retail and wholesale banking services in Australia and New Zealand. Management remains focused on optimizing its domestic banking business and integrating recent acquisitions. In addition to its commitment to its already sizeable share of the small and medium enterprise market, Westpac launched an online service that provides an inexpensive and convenient method of banking. The company announced a net profit for the first half of the 2000/2001 fiscal year of A$924 million, up 10% from the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

                                     Aberdeen Australia Equity Fund, Inc. 9

6.1% of net assets
Commonwealth Bank of Australia is Australia's largest retail bank, with a dominant market presence in home lending, stock brokerage through its brokerage arm, Commonwealth Securities, and funds management. The bank outsourced its telecommunications operations in June in order to concentrate on its core banking business. Its expansion strategy into Asia has resulted in a number of alliances and acquisitions, most recently in Indonesia. Net profit for the first half of the 2000/2001 fiscal year rose by 35% from the previous corresponding period, to A$1.135 billion.

The Manager intends to maintain a neutral weighting in the stock.

4.8% of net assets
Telstra Corporation Ltd is Australia's largest telecommunications carrier providing products and services that cover all aspects of the telecommunications industry in Australia. It has over one million online customers, expanding at the current rate of about 10,000 per week, and is Australia's largest provider of mobile telecommunications services with 4.1 million MobileNet customers. Telstra reported a net profit for the first half of the 2000/2001 fiscal year of A$2.623 billion, up 31% from the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

4.6% of net assets
Foster's Brewing Group Ltd is an international brewer, marketer, and distributor of beer, wine, and other alcoholic beverages. Foster's International, its key brand, supplies more than 130 countries with its products. The company's other niche beer brand, Carlton and United Breweries, accounts for over half of the Australian beer market. In the year 2000, Foster's Brewing Group Limited acquired Beringer Wine Estates, a wine producer that owns six wineries in the coastal regions of California, as well as an Italian winery, Castello do Gabbian. Recently, the company reported a net equity profit for the first half of the 2000/2001 fiscal year of A$293 million, up 20% from the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

10 Aberdeen Australia Equity Fund, Inc.

4.5% of net assets
AMP Limited provides life insurance, superannuation, asset management, pensions and other financial advisory services. The group operates in 16 countries including Australia, Europe, India, Japan, New Zealand, the UK and the US. AMP reported a net equity profit for the fiscal year ended December 31, 2000 of A$1.149 billion, up 10% from the previous fiscal year.

The Manager intends to maintain an overweight position in the stock.

3.5% of net assets
F.H. Faulding & Company Limited develops, manufactures and distributes pharmaceutical and healthcare products that are sold in over 70 countries. FHF has manufacturing operations in Australia, Brazil, Canada, China and the US. FHF also provides retail management services to pharmacies and logistics management services to hospitals. FHF reported a net equity profit for the first half of the 2000/2001 fiscal year of A$39.5 million, up 8% from the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

The Manager's intentions with respect to maintaining weighted positions in stock are expressed as of the date of this report, and the Manager reserves the right to change such intentions.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry sector if, at the time of the investment, that industry sector represents 20% or more of the S&P/ASX 200 Accumulation Index.

As of April 30, 2001, the Fund had 31.0% of its assets invested in the Banking and Finance Sector. At that date, the Sector represented 22.8% of the S&P/ASX 200 Accumulation Index.

                          Aberdeen Australia Equity Fund, Inc. 11

Market Review and Outlook

Economy
Economic growth in Australia decelerated sharply through the second half of 2000. This was primarily due to the pull-forward of economic activity into the first half of 2000, following the introduction of a goods and services tax. Through the year 2000, the composition of growth in the Australian economy changed, with a strong external sector taking over from the slowing domestic interest-sensitive sectors.

After maintaining steady policy since mid-2000, the Reserve
Bank of Australia ("RBA") commenced its easing cycle in February 2001, suggesting a willingness to act aggressively in the face of a softer global environment, in line with other global central banks.

The Investment Manager anticipates that through the coming year the Australian economy is likely to see the sources of growth rotate again, as export growth eases and the housing sector builds on recent signs of recovery following the sharp slowdown experienced in the first few months of 2001.

Stock Market
The Australian stock market rose by 4.0% over the six months ended April 30, 2001, with a 16.32% increase in the Resources sector in Australian dollar terms. Large market capitalization stocks are expected to continue to post solid returns, boosted by the competitive position of the Australian dollar and diversified earnings bases.

Industrial stocks are likely to outperform their resources counterparts in coming months as the global growth cycle enters its mature stages.

Currency
Short-term interest rate differentials have now moved back in the Australian dollar's favor, as a result of the US Federal Reserve Bank having aggressively cut the Fed Funds rate to 4.5%. As the market continues to anticipate a more aggressive easing cycle in the US than domestically, it is expected that interest rate differentials should lend support to the Australian currency in 2001.

The Australian dollar weakened over the six month period, closing at US$0.51.

Aberdeen Asset Managers (C.I.) Limited
June 2001

12 Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)
April 30, 2001

                                          Value
Shares       Description                  (US$)
---------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
Common and Preferred Stocks--98.1%
Diversified Industries--16.6%
  86,609     Billabong International
              Limited                 $      224,978
1,740,000    Cable & Wireless Optus
              Limited*                     3,133,901
 600,000     ERG Limited                     456,615
 690,233     F.H. Faulding & Company
              Limited                      3,887,106
 331,016     Foodland Associated
              Limited                      1,437,575
2,045,000    Foster's Brewing Group
              Limited                      5,115,026
 451,760     Leighton Holdings
              Limited                      1,673,622
 721,000     Pacifica Group Limited        1,500,509
 557,946     PaperlinX Limited             1,092,665
                                      --------------
                                          18,521,997
                                      --------------
Resources and Mining--14.6%
 816,318     BHP Limited                   8,912,700
1,970,652    Delta Gold Limited            1,229,767
4,286,999    M.I.M. Holdings Limited       2,827,512
1,881,158    Oil Search Limited            1,297,991
 442,250     WMC Limited                   2,111,374
                                      --------------
                                          16,379,344
                                      --------------
Services--66.9%
 496,800     AMP Limited                   5,041,029
 980,000     Aristocrat Leisure
              Limited                      3,226,847
1,851,157    Austar United
              Communications
              Limited*                       817,090
1,130,000    Australia & New Zealand
              Banking Group Limited        8,032,010
 414,000     Australian Gas Light
              Company Limited              2,215,953
 103,000     Brambles Industries
              Limited                      2,607,104
 468,800     Commonwealth Bank of
              Australia                    6,859,469
1,019,815    Foundation Healthcare
              Limited*                     1,008,936
1,618,076    ISIS Communications
              Limited*                $       77,988
  95,000     Macquarie Bank Limited        1,438,236
 608,000     National Australia Bank
              Limited                      9,284,910
 500,000     News Corporation
              Limited                      4,724,950
1,039,000    News Corporation
              Limited, Voting
              Preferred Stock              8,328,759
2,635,762    Orbital Engine
              Corporation Limited*         1,342,603
 141,000     QBE Insurance Group
              Limited                        786,900
 669,500 D   ResMed, Inc.*                 3,012,880
 300,000     Solution 6 Holdings
              Limited*                       184,168
2,189,134    Stockford Limited*            1,865,904
1,591,866    Telstra Corporation
              Limited                      5,386,913
 937,874     Vision Systems Limited        1,327,567
1,091,000    Westpac Banking
              Corporation Limited          7,240,026
                                      --------------
                                          74,810,242
                                      --------------
             Total common and
              preferred stocks (cost
              $119,310,736)              109,711,583
                                      --------------

Principal
Amount
(000)
---------
SHORT-TERM INVESTMENTS--1.9%
Demand Deposits--1.9%
A$
   4,159     Banque Nationale de
              Paris,
              5.25%, 5/1/01                2,109,933
      35     State Street Bank &
              Trust Company,
              3.625%, 5/1/01                  17,895
                                      --------------
             Total demand deposits
              (cost US$2,122,528)          2,127,828
                                      --------------

--------------------------------------------------------------------------------
Total Investments--100% (cost $121,433,264; Note 3)                  111,839,411
Liabilities in excess of other assets                                   (55,544)
--------------------------------------------------------------------------------
Net Assets--100%                                                    $111,783,867
------------------------------

* Non-income producing security.
D Portion of security on loan; see Note 3.
See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 13

Statement of Assets and Liabilities (unaudited)
April 30, 2001

Assets
Investments, at value (cost $121,433,264)..........................   $111,839,411
Foreign currency, at value (cost $179,214).........................        180,270
Cash...............................................................         85,374
Receivable for investments sold....................................        143,349
Other assets.......................................................         28,438
                                                                      ------------
    Total assets...................................................    112,276,842
                                                                      ------------
Liabilities
Accrued expenses and other liabilities.............................        277,398
Payable for investments purchased..................................        129,312
Investment management fee payable..................................         82,052
Administration fee payable.........................................          4,213
                                                                      ------------
    Total liabilities..............................................        492,975
                                                                      ------------
Net Assets.........................................................   $111,783,867
                                                                      ------------
                                                                      ------------
Net assets were comprised of:
  Common stock, $.01 par value.....................................   $    171,900
    Paid-in capital in excess of par...............................    152,702,664
                                                                      ------------
                                                                       152,874,564
    Distributions in excess of net investment income...............        (28,821)
    Accumulated net realized loss on investments...................     (5,042,157)
    Net unrealized appreciation on investments.....................      7,403,583
    Accumulated net realized and unrealized foreign exchange
    losses.........................................................    (43,423,302)
                                                                      ------------
    Net assets.....................................................   $111,783,867
                                                                      ------------
                                                                      ------------
Net asset value per share:
  ($111,783,867 / 17,189,998 shares of common stock issued
  and outstanding).................................................          $6.50
                                                                      ------------
                                                                      ------------

14 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Statement of Operations (unaudited)
Six Months Ended April 30, 2001

Net Investment Income
Income
  Dividends (net of foreign withholding taxes of $31,529)....     $    2,017,460
  Interest...................................................            272,554
  Income from securities loaned, net.........................              8,183
                                                                ------------------
  Total income...............................................          2,298,197
                                                                ------------------
Expenses
  Investment management fee..................................            567,642
  Custodian's fees and expenses..............................            107,000
  Directors' fees and expenses...............................             83,000
  Legal fees and expenses....................................             59,000
  Independent accountant's fees and expenses.................             58,000
  Reports to Shareholders....................................             58,000
  Investor relations fees and expenses.......................             38,000
  Administration fee.........................................             29,832
  Transfer agent's fees and expenses.........................             23,000
  Insurance expense..........................................              5,000
  Miscellaneous..............................................             12,064
                                                                ------------------
  Total operating expenses...................................          1,040,538
                                                                ------------------
Net investment income........................................          1,257,659
                                                                ------------------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
Net realized gain on investment transactions.................             14,394
Net increase in unrealized appreciation on investments.......            748,216
                                                                ------------------
Net gain on investments......................................            762,610
                                                                ------------------
Net increase in net assets resulting from operations before
  net foreign exchange losses................................          2,020,269
Net realized and unrealized foreign exchange losses..........         (1,989,480)
                                                                ------------------
Net Increase In Net Assets Resulting From Operations.........     $       30,789
                                                                ------------------
                                                                ------------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 15

Statement of Changes in Net Assets (unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              April 30, 2001       October 31, 2000
                                            ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..................      $  1,257,659          $  2,383,135
  Net realized gain on investment
    transactions.........................            14,394             8,667,309
  Net increase (decrease) in unrealized
    appreciation on investments..........           748,216            (3,190,914)
                                            ------------------    ------------------
  Net increase in net assets resulting
    from operations before net foreign
    exchange losses......................         2,020,269             7,859,530
  Net realized and unrealized foreign
    exchange losses......................        (1,989,480)          (26,911,282)
                                            ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations............            30,789           (19,051,752)
Dividends to shareholders from net
  investment income......................        (1,243,239)           (2,028,314)
Distributions in excess of net investment
  income.................................           (28,821)            --
Distributions to shareholders from net
  realized capital gains.................         --                  (11,895,151)
Distributions in excess of net realized
  capital gains..........................        (4,916,128)            --
                                            ------------------    ------------------
Total decrease...........................        (6,157,399)          (32,975,217)
Net Assets
Beginning of period......................       117,941,266           150,916,483
                                            ------------------    ------------------
End of period............................      $111,783,867          $117,941,266
                                            ------------------    ------------------
                                            ------------------    ------------------

16 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (formerly known as The First Australia Fund, Inc.) (the 'Fund') is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on The Australian Stock Exchange and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Basis of Presentation:

The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

Security Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements:
In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction,
                                         Aberdeen Australia Equity Fund, Inc. 17
including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$') amounts are translated into United States dollars ('US$') on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 2001. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange losses of $1,989,480 for the six months ended April 30, 2001 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 2001 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

The exchange rate at April 30, 2001 was US$0.51 to A$1.00 for the Australian dollar.

18 Aberdeen Australia Equity Fund, Inc.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Dividends and Distributions:
It is the Fund's current policy to pay regular quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The distributions will be made from net investment income, net realized capital gains and, to any extent necessary, paid-in capital. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.

Taxes:
For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Securities Lending:
The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash

                                         Aberdeen Australia Equity Fund, Inc. 19
received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Note 2. Agreements
Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are wholly owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $151,995 to the Investment Adviser during the six months ended April 30, 2001.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. Prudential Investments Fund Management LLC (the 'Administrator') serves as administrator to the Fund pursuant to an agreement dated December 11, 1987 which provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Under terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ('Aberdeen')), a wholly owned subsidiary of the Investment Manager, serves as the Fund's investor relations agent. This agreement provides Aberdeen with a monthly retainer fee of $5,000 plus out of pocket expenses up to $3,000 per year. During the six months ended April 30, 2001, the Fund incurred fees of approximately $30,000 for the services of Aberdeen. As of April 30, 2001,
20 Aberdeen Australia Equity Fund, Inc.

20 Aberdeen Australia Equity Fund, Inc.

$5,000 was due to Aberdeen. Investor relations expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 aggregated $61,574,324 and $68,887,439, respectively.

As of April 30, 2001, the Fund had securities on loan with an aggregate market value of $2,700,116. As of this date, the collateral held for securities on loan was comprised of U.S. Treasury securities with an aggregate market value of $2,922,093.

The United States federal income tax basis of the Fund's investments at April 30, 2001 was $104,445,849 and accordingly, net unrealized appreciation for United States federal income tax purposes was $7,393,562 (gross unrealized appreciation--$16,462,979; gross unrealized depreciation--$9,069,417).

Note 4. Capital
There are 20 million shares of $.01 par value common stock authorized. At April 30, 2001 there were 17,189,998 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market over a 12 month period if and when its discount to net asset value exceeds 10%. Through April 30, 2001, there have been no share repurchases under this program.

Note 5. Dividends And Distributions
The Board of Directors of the Fund declared on June 13, 2001 a dividend of $0.1625 payable on July 13, 2001 to shareholders of record on June 29, 2001. Distributions may be comprised of a combination of investment income, realized capital gains, and to the extent necessary, paid in capital.

Note 6. Beneficial Ownership; Change of Control
On January 18, 2001, Mira L.P. ('Mira') acquired an aggregate of 2,742,461 shares of common stock of the Fund from EquitiLink Holdings Limited, EquitiLink Limited, EquitiLink International Management Limited and EquitiLink USA, Inc. (collectively, the 'Sellers', all of which were then affiliated with the Fund), pursuant to a Stock Purchase Agreement dated as of November 10, 2000 by and between Mira and the Sellers. As of April 30, 2001, Mira is the beneficial owner of 31.7% of the outstanding shares of the Fund.

                                         Aberdeen Australia Equity Fund, Inc. 21

Financial Highlights (unaudited)

                                                                           Six Months
                                                                             Ended
                                                                         April 30, 2001
                                                                       ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................        $   6.86
                                                                            --------
Net investment income...............................................             .07
Net realized and unrealized gain (loss) on investments and foreign
  currencies........................................................            (.07)
                                                                            --------
  Total from investment operations..................................              --
                                                                            --------
Dividends from net investment income................................            (.07)
Distributions in excess of net investment income....................              --D
Distributions from net capital and currency gains...................              --
Distributions in excess of net capital and currency gains...........            (.29)
                                                                            --------
  Total dividends and distributions.................................            (.36)
                                                                            --------
Capital reduction with respect to issuance of Fund shares...........              --
                                                                            --------
Net asset value, end of period......................................        $   6.50
                                                                            --------
                                                                            --------
Market price per share, end of period...............................        $   5.66
                                                                            --------
                                                                            --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value........................................................            2.33%
Net asset value.....................................................            0.64%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................            1.76%*
Ratio of net investment income to average net assets................            2.13%*
Portfolio turnover rate.............................................              52%
Net assets, end of period (000 omitted).............................        $111,784
Average net assets (000 omitted)....................................        $119,326

------------------------------
     * Annualized.
     D Less than $0.005 per share.
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total returns for periods of less than a full year are not annualized.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

22 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

                     Year Ended October 31,
-----------------------------------------------------------------
  2000          1999          1998          1997          1996
---------     ---------     ---------     ---------     ---------
$    8.78     $    8.25     $    9.35     $   10.98     $   10.04
---------     ---------     ---------     ---------     ---------
      .14           .08           .21           .18           .20
    (1.25)         1.26          (.41)        (1.45)         1.25
---------     ---------     ---------     ---------     ---------
    (1.11)         1.34          (.20)        (1.27)         1.45
---------     ---------     ---------     ---------     ---------
     (.12)         (.30)         (.23)         (.17)         (.23)
       --            --            --            --            --
     (.69)         (.51)         (.66)         (.18)         (.26)
       --            --            --            --            --
---------     ---------     ---------     ---------     ---------
     (.81)         (.81)         (.89)         (.35)         (.49)
---------     ---------     ---------     ---------     ---------
       --            --          (.01)         (.01)         (.02)
---------     ---------     ---------     ---------     ---------
$    6.86     $    8.78     $    8.25     $    9.35     $   10.98
---------     ---------     ---------     ---------     ---------
---------     ---------     ---------     ---------     ---------
$   5.875     $    8.00     $  6.5625     $    7.44     $   9.125
---------     ---------     ---------     ---------     ---------
---------     ---------     ---------     ---------     ---------
   (17.31)%       34.91%        (0.38)%      (15.17)%       17.76%
   (12.02)%       17.77%        (0.34)%      (11.37)%       15.55%
     1.66%         2.58%         1.61%         1.39%         1.41%
     1.66%          .87%         2.38%         1.68%         1.86%
      120%          143%          180%          270%          133%
$ 117,941     $ 150,916     $ 141,794     $ 159,422     $ 185,756
$ 143,801     $ 157,565     $ 149,827     $ 182,588     $ 178,756

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 23

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of the Aberdeen Australia Equity Fund, Inc. was held on Thursday, April 19, 2001 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purpose:

To elect four Directors to serve as Class I Directors for a three-year term expiring in 2004:

   - Anthony E. Aaronson
   - Neville J. Miles
   - Peter D. Sacks
   - John T. Sheehy

The results of the proxy solicitation on the above matter were as follows:

                                                Votes
           Director           Votes for       withheld
      -------------------    -----------    -------------
      Anthony E. Aaronson     14,027,798       522,474
      Neville J. Miles        13,961,496       588,776
      Peter D. Sacks          14,004,071       546,201
      John T. Sheehy          14,044,492       505,780

Directors whose term of office continued beyond this meeting are as follows:

     Howard A. Knight, Hugh Young, Chris Fishwick, Sir David Rowe-Ham, David L. Elsum, Lawrence S. Freedman, Peter J. O'Connell and William J. Potter.

A Special Meeting of Shareholders of the Fund was held on November 30, 2000, at the Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey. The meeting was held for the purpose of obtaining shareholder approval of a new management agreement with the Fund's Investment Manager and a new investment advisory agreement with the Fund's Investment Adviser. Shareholder approval of these agreements was sought in order to permit the Investment Manager and Investment Adviser to continue to provide services to the Fund following the acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management PLC.

The result of the proxy solicitation on this matter was as follows:

 Votes For     Votes Against     Abstentions
-----------    -------------     -----------
15,411,691        624,110         107,959

24 Aberdeen Australia Equity Fund, Inc.

Other Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

Shareholders who wish to participate in the Plan should contact the Fund at
(800) 451-6788.

State Street Bank & Trust Co. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Plan declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

                                         Aberdeen Australia Equity Fund, Inc. 25

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund. Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
26 Aberdeen Australia Equity Fund, Inc.

Directors             Officers
Hugh Young, Chairman  Hugh Young, President
Anthony E. Aaronson   Ouma Sananikone, Vice President and
David Lindsay Elsum    Chief Investment Officer
Chris Fishwick        David Manor, Treasurer
Laurence S. Freedman  Roy M. Randall, Secretary
Howard A. Knight      Michael Karagianis, Assistant
Neville J. Miles       Vice President
Peter J. O'Connell    Beverley Hendry, Assistant Treasurer
William J. Potter     Timothy Sullivan, Assistant Treasurer
Sir David Rowe-Ham    Jack R. Benintende, Assistant Treasurer
Peter D. Sacks        Allan S. Moscroff, Assistant Secretary
John T. Sheehy        Margaret A. Bancroft, Assistant Secretary
                      Sander M. Bieber, Assistant Secretary
                      Christian Pittard, Assistant Secretary

The accompanying financial statements as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                          Aberdeen Australia Equity Fund, Inc. 27

Corporate Information

Investment Manager          Aberdeen Asset Managers (C.I.) Limited
                            P.O. Box 578, 17 Bond Street
                            St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser          Aberdeen Asset Management Limited
                            Level 6, 201 Kent Street
                            Sydney, NSW 2000, Australia

Administrator               Prudential Investments Fund Management LLC
                            Gateway Center Three
                            100 Mulberry Street
                            Newark, NJ 07102-4077

Custodian & Transfer Agent  State Street Bank and Trust Company
                            One Heritage Drive
                            North Quincy, MA 02171

Independent Accountants     PricewaterhouseCoopers LLP
                            1177 Avenue of the Americas
                            New York, NY 10036

Legal Counsel               Dechert
                            1775 Eye Street N.W.
                            Washington, D.C. 20006-2401

                            Stikeman Elliott
                            Level 40, Chifley Tower
                            2 Chifley Square
                            Sidney, NSW 2000, Australia

Investor Relations          Aberdeen Asset Management
                            45 Broadway, 31st Floor
                            New York, NY 10006
                            (800) 522-5465
                            (212) 968-8800
                            or e-mail us at
                            InvestorRelations@aberdeen-asset.com


             (LOGO)

Aberdeen Asset Managers (C.I.) Limited

Shares of the Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "IAF". Information about the Fund's net assets value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

003011103